                                                                   EXHIBIT 99.26

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          26
SERVICER REPORT DATE: 12-Dec-01                           Beginning:    1-Nov-01
DISTRIBUTION DATE:    17-Dec-01                              Ending:   30-Nov-01

                         ORIG PRINCIPAL    BEG PRINCIPAL      PRINCIPAL         INTEREST           TOTAL         END PRINCIPAL
                            BALANCE           BALANCE        DISTRIBUTION   DISTRIBUTION(*)    DISTRIBUTION         BALANCE
-------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES   $ 125,000,000.00  $           0.00                -  $           0.00                -  $           0.00
     CLASS A-2 NOTES   $ 314,000,000.00  $           0.00  $          0.00  $           0.00                -  $           0.00
     CLASS A-3 NOTES   $ 196,000,000.00  $  99,483,749.38  $ 16,534,584.33  $     559,596.09    17,094,180.42  $  82,949,165.05
     CLASS A-4 NOTES   $ 151,800,000.00  $ 151,800,000.00  $          0.00  $     877,910.00       877,910.00  $ 151,800,000.00
-------------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS     $ 786,800,000.00  $ 251,283,749.38  $ 16,534,584.33  $   1,437,506.09  $ 17,972,090.42  $ 234,749,165.05
-------------------------------------------------------------------------------------------------------------------------------

                        FACTOR INFORMATION PER $1,000

                         PRINCIPAL      INTEREST     END PRINCIPAL
                        DISTRIBUTION  DISTRIBUTION      BALANCE
------------------------------------------------------------------
     CLASS A-1 NOTES               -             -               -
     CLASS A-2 NOTES               -             -               -
     CLASS A-3 NOTES     84.36012413    2.85508209    423.21002576
     CLASS A-4 NOTES               -    5.78333333  1,000.00000000
------------------------------------------------------------------
       NOTE TOTALS       84.36012413    8.63841543  1,423.21002576
------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD          26
SERVICER RPT DATE: 12-Dec-01                              BEGINNING:    1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                 ENDING:   30-Nov-01

     I. Note Distributable Amounts

                    Principal          Interest           Total       Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                -------------------------------------------------------------------------------------------------------------------
     CLASS A-1  $               -  $             -  $              -  $                 -  $                -  $                  -
     CLASS A-2  $               -  $             -  $              -  $                 -  $                -  $                  -
     CLASS A-3  $   16,534,584.33  $    559,596.09  $  17,094,180.42  $       84.36012413  $       2.85508209  $        87.21520623
     CLASS A-4  $               -  $    877,910.00  $     877,910.00  $                 -  $       5.78333333  $         5.78333333
                -------------------------------------------------------------------------------------------------------------------
       TOTAL    $   16,534,584.33  $  1,437,506.09  $  17,972,090.42  $       84.36012413  $       8.63841543  $        92.99853956
                -------------------------------------------------------------------------------------------------------------------

    II. Pool Balance at the end of the Collection Period                                                          $  242,695,375.75

   III. Insurance Premium                                                                                         $       40,103.00

    IV. Spread Account Balance
                       (A) Balance after Deposits/Withdrawals for prior Distribution Date                         $    7,776,898.80
                       (B) Balance after Deposits/Withdrawals for current Distribution Date                       $    7,817,803.62

     V. Spread Account Required Amount                                                                            $    7,280,861.27

    VI. Spread Account Withdrawals
                       (A) Withdrawal to make required payments under 4.03                                        $               0
                       (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                $               0

   VII. Servicing Fee                                                                                                    216,024.97

  VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                           $               0

    IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                       $               0

     X. Available Funds                                                                                           $   18,254,267.54

    XI. Insured Payment (if any)                                                                                  $               0

   XII. Note Principal and Interest Carryover Shortfalls

                                 Note Principal             Note Interest
                               Carryover Shortfall       Carryover Shortfall      Total
                               -----------------------------------------------------------
                CLASS A-1             $       0.00              $       0.00   $      0.00
                CLASS A-2             $       0.00              $       0.00   $      0.00
                CLASS A-3             $       0.00              $       0.00   $      0.00
                CLASS A-4             $       0.00              $       0.00   $      0.00
                               -----------------------------------------------------------
                  TOTAL               $       0.00              $       0.00   $      0.00

  XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                               Current Distribution Date     Prior Distribution Date
                                     Note Principal               Note Principal                 Change in Note
                                  Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
                               ---------------------------------------------------------------------------------------
                CLASS A-1                   $       0.00                $       0.00                      $       0.00
                CLASS A-2                   $       0.00                $       0.00                      $       0.00
                CLASS A-3                   $       0.00                $       0.00                      $       0.00
                CLASS A-4                   $       0.00                $       0.00                      $       0.00
                               ---------------------------------------------------------------------------------------
                  TOTAL                     $       0.00                $       0.00                      $       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                  COLLECTION PERIOD           26
SERVICER RPT DATE: 12-Dec-01                              BEGINNING:    1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                 ENDING:   30-Nov-01

                               Prior Distribution Date     Current Distribution Date
                                      Note Interest              Note Interest                Change in Note
                                   Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
                               ------------------------------------------------------------------------------------
                CLASS A-1                 $       0.00                  $       0.00                   $       0.00
                CLASS A-2                 $       0.00                  $       0.00                   $       0.00
                CLASS A-3                 $       0.00                  $       0.00                   $       0.00
                CLASS A-4                 $       0.00                  $       0.00                   $       0.00
                               ------------------------------------------------------------------------------------
                  TOTAL                   $       0.00                  $       0.00                   $       0.00

    IX. Delinquency Ratio

                    A. Delinquency Statistics

                                Days               Outstanding      Past Due
                             Delinquent   Units     Principal        Amount
                             -----------------------------------------------
                               31- 60      1026    8,981,551.31   697,958.25
                               61- 90       172    1,501,944.67   170,210.10
                              91- 120        43      392,559.08    56,612.37
                                121+          0               -            -
                             -----------------------------------------------
                               TOTAL      1,241   10,876,055.06   924,780.72

                    B. Delinquency Percentage

                       (1) Principal balance of delinquent contracts between 30 and 120 days         $   10,876,055.06
                       (2) Pool Principal Balance Beginning of Collection Period                     $  259,229,960.08
                       (3) Delinquency Percentage (Line 1/Line 2)                                                 4.20%

                                                                           Units     Principal
                                                                           -----   ------------
     X. Principal Balance of repossessed Financed Vehicles in inventory        -   $       0.00

    XI. Liquidation Proceeds received from Defaulted Contracts                     $ 624,149.92

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Dec-01                       COLLECTION PERIOD          26
DISTRIBUTION DATE: 17-Dec-01                       BEGINNING:           1-Nov-01
                                                   ENDING:             30-Nov-01

I. POOL BALANCE CALCULATION:

A.     Original Pool Balance                                                                                         794,746,210.70

B.     Beginning of Period Outstanding Pool Balance                                                                  259,229,960.08

C.     Monthly Principal Amounts

      (1)   Monthly Scheduled Payments                                                                                 8,859,924.98
      (2)   Full Prepayments (excluding Purchased Receivables)                                                         6,392,308.46
      (3)   Defaulted Contracts during period                                                                          1,287,610.72
      (4)   Receivables becoming Purchased Receivables during period                                                              -
      (5)   Other Receivables adjustments                                                                                 (5,259.83)

      Total Monthly Principal Amounts                                                                                 16,534,584.33

D.    Total Monthly Payments allocable to Interest                                                                     2,346,545.61

E.    End of period Outstanding Pool Balance                                                                         242,695,375.75

F.    Pool Factor                                                                                                          0.305375

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                           Class A-1  Class A-2    Class A-3       Class A-4
                                                           ---------  ---------  -------------  --------------
A.    Beginning of period Outstanding Principal Balance            -          -  99,483,749.38  151,800,000.00
B.    Noteholders' Principal Distributable Amount                  -       0.00  16,534,584.33            0.00
C.    Noteholders' Interest Distributable Amount                   -          -     559,596.09      877,910.00
                                                           ---------------------------------------------------
D.    Note Distributable Amount                                    -          -  17,094,180.42      877,910.00
E.    Note Principal Carryover Shortfall                           0          0              0               0
F.    Note Interest Carryover Shortfall                            0          0              0               0
G.    Insured Payment                                              0          0              0               0
H.    End of period Outstanding Principal Balance                  -          -  82,949,165.05  151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A.   Available Funds in Collection Account:

                      (1)  Monthly Scheduled Payments on Receivables during period (including partial prepays)
                            (a) Principal                                                                              8,859,924.98
                            (b) Interest                                                                               2,290,581.84
                      (2)  Full Prepayments collected during period
                            (a) Principal                                                                              6,242,851.67
                            (b) Interest                                                                                  53,479.72
                      (3)  Net Liquidation Proceeds collected during period                                              624,149.92
                      (4)  Net Insurance Proceeds collected during period
                            (a) Principal                                                                                149,456.79
                            (b) Interest                                                                                   2,484.05
                      (5)  Purchase Amounts deposited in Collection Account                                                       0
                      (6)  Investment Earnings - Collection Account                                                       31,338.57

                      Total Available Funds in Collection Account                                                     18,254,267.54

        B.   Available Funds in Payment Account:

                      (1) Available Funds transferred from Collection Account                                     $   18,254,267.54

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Dec-01                      COLLECTION PERIOD           26
DISTRIBUTION DATE: 17-Dec-01                      BEGINNING 1-Nov-01
                                                  ENDING 30-Nov-01

                      (2) Amount withdrawn from Spread Account and deposited to Payment Account                   $               -
                      (3) Insured Payment deposited to Payment Account                                            $               -

                      Total Available Funds in Payment Account                                                    $   18,254,267.54

        C.     Distributions from Payment Account:

                      (1)  Monthly Servicing Fee                                                                         216,024.97
                      (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                               0
                      (3)  Owner Trustee Fees (if paid from Available Funds)                                                      0
                      (4)  Indenture Trustee Fees (if paid from Available Funds)                                                  0
                      (5)  Insurance Premium                                                                              40,103.00
                      (6)  Note Interest Distributable Amount
                                   (a)        Class A - 1                                                                         -
                                   (b)        Class A - 2                                                                         -
                                   (c)        Class A - 3                                                                559,596.09
                                   (d)        Class A - 4                                                                877,910.00

                      (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                                   (a)        Class A - 1                                                                         0
                                   (b)        Class A - 2                                                                         0
                                   (c)        Class A - 3                                                                         0
                                   (d)        Class A - 4                                                                         0

                      (8) Note Principal Distributable Amount
                                   (a)        Class A - 1                                                                         -
                                   (b)        Class A - 2                                                                         -
                                   (c)        Class A - 3                                                             16,534,584.33
                                   (d)        Class A - 4                                                                         -

                      (9)  Reimbursement Amounts Owing to Insurer                                                                 0
                      (10) Spread Account Deposit (to increase to Required Amount)                                        26,049.15
                      (11) Indenture or Owner Trustee Fees (not paid under C)                                                     0
                      (12) Re-Liening Expenses (To the extent not paid by Servicer)                                               0
                      (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                    0
                      (14) After Servicer Default, remaining Available Funds deposited in Note Distribution
                            Account                                                                                   18,254,267.54
                      Total Distributions

        D.   Excess Available Funds  (or shortfall)                                                                               -

        E.   Remaining Available Funds to holder of Residual Interest Certificate                                                 0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                A. Available Funds Transferred from Collection Account to Payment Account                         $   18,254,267.54
                B. Distributions required under 4.03 (a)(i) through (vii)                                         $   18,228,218.39
                C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                             $               -
                D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                 O

V. SPREAD ACCOUNT BALANCE

                A. Spread Account Balance After Deposit/Disbursements

                       (1) Beginning Spread Account Balance                                                       $    7,776,898.80
                       (2) Investment Income Deposited to Spread Account                                          $       14,855.67
                       (3) Withdrawal to make required payments under 4.03                                        $               -
                       (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                0
                       (5) Deposit to Spread Account after Disbursements                                          $       26,049.15
                       (6) Spread Account Balance after Deposit/Disbursments                                      $    7,817,803.62

                B. Spread Account Required Amount                                                                 $    7,280,861.27

                       (1) 3% of Pool Balance                                                                     $    7,280,861.27


                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Dec-01                       COLLECTION PERIOD          26
DISTRIBUTION DATE: 17-Dec-01                       BEGINNING:           1-Nov-01
                                                   ENDING:             30-Nov-01

                       But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                    $    3,973,731.05
                              (b) Outstanding Principal Amount of All Notes                                       $  234,749,165.05

                C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                              0

                D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                            536,942.35

VI. INSURED PAYMENTS

                A. Available Funds Transferred from Collection Account to Payment Account                         $   18,254,267.54
                B. Available Funds Transferred from Spread Account to Payment Account                             $               0
                C. Note Interest Distributable Amount                                                                  1,437,506.09
                D. Guaranteed Note Principal Amount                                                               $               0
                E. Deficiency Amount                                                                              $               -
                   (Min:(Lines A+B-C-D) and $0.00)                                                                $               0
                F. Preference Amount                                                                              $               0
                G. Insured Payment (lines E+F)                                                                    $               0

                        Note Principal         Note Interest
                      Carryover Shortfall   Carryover Shortfall    Total
        CLASS A-1     $              0.00   $              0.00   $  0.00
        CLASS A-2     $              0.00   $              0.00   $  0.00
        CLASS A-3     $              0.00   $              0.00   $  0.00
        CLASS A-4     $              0.00   $              0.00   $  0.00
        -----------------------------------------------------------------
          TOTAL       $              0.00   $              0.00   $  0.00

                      Current Distribution Date   Prior Distribution Date
                            Note Principal            Note Principal               Change in Note
                         Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
        CLASS A-1     $                    0.00   $                  0.00   $                        0.00
        CLASS A-2     $                    0.00   $                  0.00   $                        0.00
        CLASS A-3     $                    0.00   $                  0.00   $                        0.00
        CLASS A-4     $                    0.00   $                  0.00   $                        0.00
        -------------------------------------------------------------------------------------------------
          TOTAL       $                    0.00   $                  0.00   $                        0.00

                      Current Distribution Date   Prior Distribution Date
                            Note Interest              Note Interest               Change in Note
                         Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
        CLASS A-1     $                    0.00   $                  0.00   $                       0.00
        CLASS A-2     $                    0.00   $                  0.00   $                       0.00
        CLASS A-3     $                    0.00   $                  0.00   $                       0.00
        CLASS A-4     $                    0.00   $                  0.00   $                       0.00
        ------------------------------------------------------------------------------------------------
          TOTAL       $                    0.00   $                  0.00   $                       0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                            $    9,070,642.93

VIII. DELINQUENCY RATIO

                A. Delinquency Statistics

           Days                Outstanding    Past Due
        Delinquent   Units      Principal      Amount
        ----------------------------------------------------
         31 - 60      1026   $ 8,981,551.31   $   697,958.25
         61 - 90       172   $ 1,501,944.67   $   170,210.10
        91 - 120        43   $   392,559.08   $    56,612.37
          121+           0   $            -   $            -
        ----------------------------------------------------
          TOTAL      1,241    10,876,055.06       924,780.72

                B. Delinquency Percentage

                   (1) Principal balance of delinquent contracts between 30 and 120 days                          $   10,876,055.06
                   (2) Pool Principal Balance Beginning of Collection Period                                      $  259,229,960.08
                   (3) Delinquency Percentage (Line 1/Line 2)                                                                  4.20%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Dec-01                       COLLECTION PERIOD          26
DISTRIBUTION DATE: 17-Dec-01                       BEGINNING:           1-Nov-01
                                                   ENDING:             30-Nov-01

IX. CUMULATIVE NET LOSS RATIO

                      (1)    Principal Balance of Defaulted Contracts in current Collection Period                $    1,287,610.72
                      (2)    Cumulative Defaulted Contracts Including
                              Defaulted Contracts in current Collection Period                                    $   39,516,870.71
                      (3)    Net Liquidation Proceeds collected during current Collection Period                  $      624,149.92
                      (4)    Cumulative Net Liquidation Proceeds Including
                              Net Liquidation Proceeds in current Collection Period                               $   19,258,818.40
                      (5)    Original Pool Balance                                                                $  794,746,210.70
                      (6)    Cumulative Net Loss Rate (2) minus (4) divided by (5)                                            2.549%

X. REPOSSESSED INVENTORY

                                                                                                          Units       Principal
                                                                                               ----------------   -----------------
                      A. Principal Balance of repossessed Financed Vehicles (beg.)                            0                   -
                      B. Repossessed Financed Vehicles (Principal)                                                $    1,249,559.31
                      C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                   $      624,149.92
                      D. Realized losses on sale of repossessed Financed Vehicles (Principal)                     $      625,409.39
                                                                                               ----------------   -----------------
                      E. Principal Balance of repossessed Financed Vehicles (A+B-C-D)(end.)                   0   $               -


                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of December, 2001


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer